Lebenthal Ultra Short Tax-Free Income Fund

Class A Shares (Ticker Symbol: LEAAX)(“Class A Shares:”)

Class I Shares (Ticker Symbol: LETAX)(“Class I Shares”)

A series of Centaur Mutual Funds Trust

January 3, 2023

Supplement to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information, each dated July 14, 2023 and supplemented on November 22, 2023

This supplement updates certain information in the summary Prospectus (“Summary Prospectus”), statutory Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for the Lebenthal Ultra Short Tax-Free Income Fund (the “Fund”), a series of Centaur Mutual Funds Trust, to reflect the closing of the Class A Shares of the Fund to new investors, to provide notice to shareholders that all outstanding Class A Shares of the Fund will be converted to Class I Shares of the Fund and to provide notice of changes in the minimum initial investment and minimum subsequent investment for the Class I Shares of the Fund. For more information or to obtain a copy of the Fund’s Summary Prospectus, Prospectus or SAI, free of charge, please visit the Fund’s website at www.dcmadvisors.com or call the Fund toll free at 1-888-484-5766.

Closure and Conversion of Shares

Effective immediately, all sales and acceptance of purchase orders for shares of the Class A Shares of the Fund shall be discontinued.

On or before the close of business on January 31, 2024, all existing shares of the Class A Shares of the Fund will be converted into shares of Class I Shares of the Fund (the “Conversion”). There will be no fees charged in connection with the Conversion. After the Conversion, the Fund will offer only a single class of shares – Class I Shares.

There are no tax consequences anticipated with the Conversion, and no action is necessary on your part to effect the Conversion. Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

Shareholders may continue to redeem their Class A Shares of the Fund on each business day until the Conversion.

After the Conversion, all references to Class A Shares of the Fund are hereby struck from the Fund’s Summary Prospectus, Prospectus, and SAI.

Changes to the Minimum Initial Investment and Minimum Subsequent Investment for Class I Shares

Effective immediately, the minimum initial investment for Class I Shares of the Fund is $1,500 and the minimum subsequent investment for Class I Shares of the Fund is $50. References in the Fund’s Summary Prospectus and Prospectus to Class I Shares’ minimum initial and subsequent investment amounts in the section titled “Purchase and Sale of Fund Shares” and in the Prospectus in the section titled “Investment in the Funds – Minimum Investment – Lebenthal Fund - Class I Shares” are hereby modified accordingly.

Investors Should Retain this Supplement for Future Reference